SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 18, 2013
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 18, 2013, Vision Systems, a Research Frontiers (Nasdaq: REFR) licensee and tier-one supplier of SPD-Smart electronically dimmable windows announced at the Paris Air Show that it is expanding its SPD-SmartGlass business activities by opening a production and operations facility in Melbourne, Florida.

The new factory was highlighted at the Paris Air Show by Florida Governor Rick Scott and Vision Systems President and CEO Carl Putman, with Research Frontiers President and CEO Joseph M. Harary and others in attendance for this special announcement. Additional details about the expansion are available in the press release by the Economic Development Commission of Florida's Space Coast.

Vision Systems’ SPD-Smart electronically dimmable windows and partitions offer instant and precise light-control at all levels to provide a solar protection solution that enhances comfort and improves passengers’ experience on aircraft, boats and other transportation vehicles.

In March of 2012, Vision Systems announced that the company was expanding its existing factory in France to add a production facility dedicated to the manufacture of its SPD-Smart Nuance and Noctis aerospace and transportation windows and cabin dividers. The announcement of a further expansion to the United States indicates an acceleration of existing and projected business in North and South America where major aircraft OEMs and customers of Vision Systems are located, including HondaJet and Gulfstream.

Vision Systems will invest approximately $1.2 million in capital expenditures for this project. Vision Systems expects to hire workers for the new factory by the end of this year and generate about 40 manufacturing and engineering jobs within three years. Carl Putman, Vision Systems President and CEO, noted, “We felt it was essential for Vision Systems to be located in America. The office in Florida will enable us to be closer to our U.S. customers and to expand our business activities in this area.”

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated June 18, 2013.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By: Seth L. Van Voorhees
Title: CFO and VP, Business Development

Dated: June 19, 2013